EXHIBIT 10.5

THIRD AMENDMENT
TO
PREPAID ADVANCE AGREEMENTS

This THIRD AMENDMENT TO PREPAID ADVANCE AGREEMENTS (this “Amendment”) is entered into this 29th day of August, 2024, by and between YA II PN, LTD., a Cayman Islands exempted limited company (“Investor”) and APPLIED DIGITAL CORPORATION, a company incorporated under the laws of the State of Nevada (the “Company”).
Recitals
A.    Investor and the Company have entered into (i) that certain Prepaid Advance Agreement dated as of March 27, 2024 (the “March PAA”), (ii) that certain Prepaid Advance Agreement dated as of May 24, 2024 (the “May PAA” and together with the March PAA, as each may be amended, restated, supplemented or otherwise modified from time to time, the “Prepaid Advance Agreements”), (iii) that certain Convertible Promissory Note, dated March 27, 2024 made by the Company in favor of Investor (the “March Promissory Note”), (iv) that certain Convertible Promissory Note, dated April 24, 2024 made by the Company in favor of Investor (the “April Promissory Note”), (v) that certain Convertible Promissory Note, dated May 24, 2024 made by the Company in favor of Investor (the “May Promissory Note” and collectively with the March Promissory Note and the April Promissory Note, the “Yorkville Promissory Notes”), (vi) that certain Consent, Waiver and First Amendment to Prepaid Advance Agreements dated as of June 6, 2024, (vii) that certain Consent, Waiver and Second Amendment to Prepaid Advance Agreements dated as of August 21, 2024, and (viii) certain other guaranty agreements, documents, agreements and instruments in connection with the Prepaid Advance Agreements (the documents listed in the foregoing clauses (i) through (viii), collectively, the “Yorkville Documents”).
D.    Investor has agreed to amend certain provisions of the Yorkville Promissory Notes in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
    Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Prepaid Advance Agreements.
2.Amendment. In reliance upon the representations and warranties of the Company set forth in the Prepaid Advance Agreements and in this Amendment, Section 3(c)(ii) of each of the Yorkville Promissory Notes, respectively, is hereby deleted in its entirety and the limitations set forth therein shall be of no further force or effect.
3.Integration. This Amendment, the Yorkville Documents and the Transaction Documents represent the entire agreement about this subject matter and supersede any prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment merge into this Amendment.
4.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
5.Amendment. Except as expressly set forth herein, the Yorkville Documents and the Transaction Documents remain unmodified and in full force and effect, and Investor expressly reserves the right to require strict compliance with terms of the Yorkville Documents and the Transaction Documents. No provision of this Amendment may be waived or amended other than by an instrument in writing signed by Investor and the Company.
6.Incorporation. Article VIII and Article X of the May PAA are incorporated herein in their entirety, mutatis mutandis, as if they had been fully set forth herein.
[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

INVESTOR:	COMPANY:
YA II PN, LTD. By: Yorkville Advisors Global, LP Its: Investment Manager By: Yorkville Advisors Global II, LLC Its: General Partner By: /s/ Troy Rillo________________ Name: Troy Rillo Title: Manager	APPLIED DIGITAL CORPORATION By: /s/ David Rench_________________ Name: David Rench Title: Chief Financial Officer